SUPPLEMENT DATED JANUARY 27, 2003
                      TO PROSPECTUS DATED NOVEMBER 8, 2002

                      PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

                                 with respect to

       PruLife(R)Advisor Select Variable Universal Life Insurance Contracts


     The following replaces the third paragraph under Transfers, page 25 of the prospectus:


     Any proper transfer request that is received at our Service Office after sixty minutes prior to any announced closing of the New York Stock Exchange (generally 3:00 Eastern time) and prior to the end of the valuation period that day will take effect as of the end of the valuation period the next business day. The "cut-off" time for proper transfer requests we receive that are submitted electronically to us, using electronic tools and procedures that we require, will be extended to thirty minutes prior to any announced closing of the New York Stock Exchange (generally 3:30 Eastern time). We may set a later cut-off time for transfers and other financial transactions, but we will tell you if we do that.


     Contract owners who provide us with a power of attorney authorizing an investment advisor that:
     o has a minimum of $200 million in assets under management and (1) has a minimum of $20 million in assets under management within PruLife(R) Advisor Select variable universal life insurance contracts, or (2) for a period of six months following first authorization of the investment advisor by power of attorney to manage assets within PruLife(R)Advisor Select variable universal life insurance contracts, has committed to $20 million in assets under management within PruLife(R)Advisor Select variable universal life insurance contracts by the end of that six month period;
     o signs and adheres to certain indemnification agreements with us; o demonstrates systems and technology capabilities that we require and has the ability to meet specific protocols in transmitting trading activity; and
     o is registered as an investment advisor with the SEC or state(s), as appropriate;

     will be allowed a later cut-off time for asset allocations, re-allocations and transfers, and will be authorized by us to transmit the trading activity directly to ProFund Advisors LLC. Cut-off times by which ProFund Advisors LLC must receive trading activity directly will vary by fund.

     The cut-off time will be seven minutes prior to any announced closing of the New York Stock Exchange (generally 3:53 p.m. Eastern time) for ProFund VP Bull, ProFund VP OTC, ProFund VP U.S. Government Plus, ProFund VP Bull Plus, ProFund VP UltraOTC, ProFund VP Bear, ProFund VP Short OTC, ProFund VP Rising Rates Opportunity and ProFund VP Money Market.

     The cut-off time will be ten minutes prior to any announced closing of the New York Stock Exchange (generally 3:50 p.m. Eastern time) for ProFund VP Small-Cap, ProFund VP Asia 30, ProFund VP Europe 30, ProFund VP Mid-Cap Value, ProFund VP Mid-Cap Growth, ProFund VP Small-Cap Value, ProFund VP Small-Cap Growth, ProFund VP UltraMid-Cap and ProFund VP UltraSmall-Cap.

     The cut-off time will be thirty minutes prior to any announced closing of the New York Stock Exchange (generally 3:30 p.m. Eastern time) for ProFund VP Basic Materials, ProFund VP Biotechnology, ProFund VP Consumer Cyclical, ProFund VP Consumer Non-Cyclical, ProFund VP Energy, ProFund VP Financial, ProFund VP Healthcare, ProFund VP Precious Metals, ProFund VP Real Estate, ProFund VP Technology, ProFund VP Telecommunications and ProFund VP Utilities.



VULPASSUP1 Ed. 1-2003